                                                                   EXHIBIT 10.11


                      AMENDMENT NO. 1 AND WAIVER AGREEMENT


         This Amendment No. 1 and Waiver Agreement dated as of September 21, 1999 ("Agreement") is among Marine Drilling Companies, Inc., a Texas corporation ("Borrower"), the banks party to the Amended and Restated Credit Agreement described below ("Banks"), ABN AMRO Bank N.V., as administrative agent for the Banks and as issuing bank (in such capacities, the "Administrative Agent" and "Issuing Bank"), and Christiania Bank og Kreditkasse, New York Branch, as syndication agent for the Banks ("Syndication Agent").

                                  INTRODUCTION

         A. The Borrower, the Administrative Agent, the Issuing Bank, the Syndication Agent and the Banks are parties to the Amended and Restated Credit Agreement dated as of August 12, 1998 ("Credit Agreement").

         B. The Borrower, the Administrative Agent, the Syndication Agent and the Banks wish to, subject to the terms and conditions of this Agreement, (1) acknowledge the existence of certain Defaults and Events of Default (each as defined in the Credit Agreement), (2) provide for a waiver of such existing Defaults and Events of Default, and (3) make certain amendments to the Credit Agreement.

         Therefore, the Borrower, the Administrative Agent, the Issuing Bank, the Syndication Agent and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2.  Amendments.

         (a) Section 1.01. Section 1.01 is amended by adding the following new definitions:

         "Annualized" means, with respect to the Projected EBITDA attributable to any New Rig for any period, the product of (a) such Projected EBITDA attributable to such New Rig multiplied by (b) fraction, the numerator of which is 365 and the denominator of which is the number of days during such 365-day period that such New Rig was either owned by such Person or, if such New Rig is subject to a Long-Term Contract, in operation under the terms of such contract during such period.

         "EBITDA Adjustment" means, during any period, the resulting difference of (a) the Projected EBITDA attributable to any New Rigs minus (b) the EBITDA attributable to such New Rigs during such period.





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         "Long-Term Contract" means, with respect to any Mortgaged Rig, a contract for the charter or other use of such Mortgaged Rig and (a) which has an original term of twelve months or longer, (b) no conditions exist or events have occurred which could, with the giving of notice or passage of time or both, result in a default or event of default under such contract or otherwise result in the termination or cancellation of such contract, (c) is in full force and effect, and performance under such contract has occurred for a period of at least 30 consecutive days and without any other breach or default during such 30 day period, and (d) the contract counterparty of which is acceptable to the Administrative Agent (which acceptance shall not be unreasonably withheld).

         "New Rig" means, with respect to any Person as of any date, a Mortgaged Rig that either (a) has been newly-acquired by such Person on a date that is less than one year prior to such date or (b) is, as of such date, subject to a Long-Term Contract.

         "Projected EBITDA" means, for any period, (a) with respect to any New Rig that is the subject of a Long-Term Contract, the EBITDA attributable to such New Rig from such Long-Term Contract during such period, which amount shall be Annualized for such period and (b) with respect to all other New Rigs, the EBITDA attributable to such New Rigs during such period, which amount shall be Annualized for such period.

         "Total EBITDA" means, for any Person during any twelve-month period, the sum of (a) the EBITDA of such Person for such period plus (b) the EBITDA Adjustment for such Person during such period.

         (b) Section 1.01. Section 1.01 is also amended by deleting the first sentence of the definition of "Margin Ratio" and replacing it with the following:

         "Margin Ratio" means, as of any date, the ratio of (a) Consolidated Indebtedness as of such date to (b) Total EBITDA for the twelve month period ending on such date.

         (c) Section 2.08. Clause (a)(ii) of Section 2.08 is amended by deleting such section in its entirety and replacing it with the following:

         (a)(ii) Eurodollar Rate Loans. If such Loan is a Eurodollar Rate Loan, a rate per annum equal at all times during the Interest Period for such Loan to the lesser of (A) the Highest Lawful Rate and
                  (B) the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect for each day of such Interest Period for Eurodollar Rate Loans (as such Applicable Margin changes from time to time), and unpaid accrued interest on such Loans shall be due and payable the last day of such Interest Period and, in the case of an Interest Period longer than three months, on the date occurring every three months after the first day of such Interest Period, and on the date such Eurodollar Rate Loan shall be paid in full or Converted.

Clause (c) of Section 2.08 is amended by: (i) replacing .75% in subclause (i) with 1.00%; (ii) replacing the .875% in subclause (ii) with 1.25%; (iii) replacing 1.00% in subclause (iii) with 1.50%;


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(iv) replacing 1.125% in subclause (iv) with 1.75%; (v) deleting the word "and"
after the semi-colon in subclause (iv); (vi) deleting subclause (v); and (vii) adding the following new clauses (v), (vi) and (vii):

                  (v) if the Margin Ratio as of the date of determination is equal to or greater than 2.5 to 1.0 but less than 3.0 to 1.0, then such rate per annum shall be 2.0%;

                  (vi) if the Margin Ratio as of the date of determination is equal to or greater than 3.0 to 1.0 but less than 3.5 to 1.0, then such rate per annum shall be 2.25%; and

                  (vii) if the Margin Ratio as of the date of determination is equal to or greater than 3.5 to 1.0, then such rate per annum shall be 2.50%.

         The Applicable Margin for all Eurodollar Rate Loans shall be increased to 1.75% per annum from the effective date of this Agreement until the next regularly scheduled calculation of the Margin Ratio provided for in the Margin Ratio Certificate.

         (d) Section 2.11. Clause (a) of Section 2.11 is hereby amended by deleting clauses (i), (ii) and (iii) and replacing them with the following:

                  (i) if the Margin Ratio as of the date of determination is less than 1.5 to 1.0 then such rate per annum shall be .25%;

                  (ii) if the Margin Ratio as of the date of determination is equal to or greater than 1.5 to 1.0 but less than
                           2.0 to 1.0, then such rate per annum shall be .30%;

                  (iii) if the Margin Ratio as of the date of determination is equal to or greater than 2.0 to 1.0 but less than
                           2.50 to 1.0, then such rate per annum shall be .35%;

                  (iv) if the Margin Ratio as of the date of determination is equal to or greater than 2.50 to 1.0 but less than
                           3.0 to 1.0, then such rate per annum shall be .40%;

                  (v) if the Margin Ratio as of the date of determination is equal or greater than 3.0 to 1.0 but less than
                           3.50 to 1.0, then such rate per annum shall be .45%; and

                  (vi) if the Margin Ratio as of the date of determination is equal or greater than 3.5 to 1.0, then such rate per annum shall be .50%.


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         The rate per annum specified in this Section 2.11 shall be .35% per annum from the effective date of this Agreement until the next regularly scheduled determination of the Margin Ratio provided for in the Margin Ratio Certificate.

         (e) Section 6.04. Section 6.04 is amended by deleting the word "EBITDA" contained in such Section and replacing it with the phrase "Total EBITDA".

         (f) Section 6.06. Section 6.06 is deleted in its entirety and replaced with the following new Section 6.06:

                  Section 6.06 Working Capital. The Borrower will not permit the sum of (a) its Consolidated Current Assets, plus (b) the sum of the Available Commitments of each of the Banks, minus (c) its Consolidated Current Liabilities, to be less than $1.00, measured on the last day of any calendar quarter.

         (g) Section 6.16. Section 6.16 of the Credit Agreement is deleted in its entirety and replaced with the following new Section 6.16:

                  Section 6.16 Maximum Consolidated Indebtedness to Total EBITDA. The Borrower will not permit, as of any date of determination, the ratio of Consolidated Indebtedness as of such date to Total EBITDA for the twelve-month period ending on such date to be greater than 4.0 to 1.0.

         Section 3. Waiver. The Borrower hereby acknowledges the existence of the following Defaults and Events of Default (collectively, the "Existing Defaults"): (a) the failure of the Borrower to comply with the requirements of Sections 6.06 and 6.16 of the Credit Agreement for the period ending June 30, 1999 and (b) the breach of the representations and warranties set forth in the Borrowing Request dated August 12, 1999 delivered to the Bank Group pursuant to
Section 3.02 of the Credit Agreement. The Banks hereby agree, subject to the terms and conditions of this Agreement, to waive the Existing Defaults effective as of the date of this Agreement.

         Section 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the Syndication Agent and the Banks that:

         (a) As of the effectiveness of this Agreement, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (unless such representation or warranty is specifically limited to an earlier date);

         (b) (i) The execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and


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         (c) All of the Liens created pursuant to the Security Documents are valid and subsisting and constitute valid and enforceable security interests in, and Liens on, all of the Collateral subject thereto and subject to no other Liens (other than Excepted Liens).

         Section 5. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent on or before September 23, 1999:

         (a) The Borrower, the Administrative Agent, the Issuing Bank, the Syndication Agent and the Majority Banks shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent;

         (b) the representations and warranties in this Agreement shall be true and correct in all material respects (unless such representation or warranty is specifically limited to an earlier date);

         (c) each of the Guarantors shall have delivered a reaffirmation of its Guaranty Agreement in substantially the form of Exhibit A attached hereto;

         (d) each of the Borrower and the Guarantors shall have delivered a certificate of its Secretary or Assistant Secretary certifying that its certificate of incorporation, bylaws, resolutions and incumbency as certified in connection with the Credit Agreement are still in force and have not been amended except as provided in such certificate and otherwise in form and substance satisfactory to the Administrative Agent;

         (e) the Administrative Agent, the Issuing Bank, the Syndication Agent and the Banks shall have received duly executed original opinions issued by Vinson & Elkins L.L.P., outside counsel to the Borrower and the Guarantors, in form and substance satisfactory to the Administrative Agent and its counsel;

         (f) the Borrower and the Guarantors shall have delivered such other documents, certificates and opinions as the Administrative Agent may reasonably request; and

         (g) the Borrower shall have paid (i) to each Bank which signed this Agreement on or before September 21, 1999, an amendment fee in an amount equal to .15% multiplied by such Bank's Commitment, (ii) to the Administrative Agent, all fees and expenses separately agreed to be paid in connection with this Agreement and the amendments evidenced hereby, and (iii) to each member of the Bank Group, all costs and expenses required to be paid pursuant to Section 9.04 which have been invoiced on or prior to the date of this Agreement.

         Section 6.        Effect on Loan Documents.

         (a) Except as amended herein, the Credit Agreement and the Loan Documents shall remain in full force and effect as originally executed. Except as specifically set forth herein, nothing herein shall act as a waiver of any of the Administrative Agent's or Banks' rights under the Loan


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Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under the Credit Agreement.

         Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.


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         EXECUTED AND EFFECTIVE as of the 21st day of September, 1999.


                                  MARINE DRILLING COMPANIES, INC.


                                  By:    /s/ T. SCOTT O'KEEFE
                                     ---------------------------------
                                     Name:   T. Scott O'Keefe
                                          ----------------------------
                                     Title:  Senior Vice President
                                           ---------------------------


                                  ABN AMRO BANK N.V., as Administrative Agent,
                                   as Issuing Bank, and as a Bank

                                  By:    /s/ STUART MURRAY
                                     ---------------------------------
                                     Name:   Stuart Murray
                                          ----------------------------
                                     Title:  Vice President
                                           ---------------------------


                                  By:    /s/ M.A. TRIBOLET
                                     ---------------------------------
                                     Name:   M.A. Tribolet
                                          ----------------------------
                                     Title:  Senior Vice President
                                           ---------------------------



                                  CHRISTIANIA BANK OG KREDITKASSE,
                                   NEW YORK BRANCH, as Syndication Agent


                                  By:    /s/ HANS CHR. KJELSRUD
                                     ---------------------------------
                                     Name:   Hans CHR. Kjelsrud
                                          ----------------------------
                                     Title:  Senior Vice President
                                           ---------------------------


                                  By:    /s/ MARTIN LUNDER
                                     ---------------------------------
                                     Name:   Martin Lunder
                                          ----------------------------
                                     Title:  Senior Vice President
                                           ---------------------------

                                  BANKERS TRUST COMPANY


                                  By:
                                     -----------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------


                                  CHRISTIANIA BANK OG KREDITKASSE,
                                   NEW YORK BRANCH


                                  By:    /s/ HANS CHR. KJELSRUD
                                     -----------------------------------
                                     Name:   Hans CHR. Kjelsrud
                                          ------------------------------
                                     Title:  Senior Vice President
                                           -----------------------------


                                  By:    /s/ MARTIN LUNDER
                                     -----------------------------------
                                     Name:   Martin Lunder
                                          ------------------------------
                                     Title:  Senior Vice President
                                           -----------------------------


                                  SKANDINAVISKA ENSKILDA BANKEN
                                   AB (PUBL.)


                                  By:    /s/ BJARTE BOE
                                     -----------------------------------
                                     Name:   Bjarte Boe
                                          ------------------------------
                                     Title:  Managing Director
                                           -----------------------------


                                  By:    /s/ PER FROLICH
                                     -----------------------------------
                                     Name:   Per Frolich
                                          ------------------------------
                                     Title:  Head of Administration
                                           -----------------------------


                                  CREDIT AGRICOLE INDOSUEZ


                                  By:    /s/ JONAS LUNSTAD
                                     -----------------------------------
                                     Name:   Jonas Lunstad
                                          ------------------------------
                                     Title:  Account Manager
                                           -----------------------------


                                  By:    /s/ BJORN HUNDEVADT GULBRANDSEN
                                     -----------------------------------
                                     Name:   Bjorn Hundevadt Gulbrandsen
                                          ------------------------------
                                     Title:  Managing Director
                                           -----------------------------

                                  THE BANK OF NOVA SCOTIA


                                  By:    /s/ F.C.H. ASHBY
                                     -----------------------------------------
                                     Name:   F.C.H. Ashby
                                          ------------------------------------
                                     Title:  Senior Manager Loan Operations
                                           -----------------------------------


                                  BANQUE NATIONALE DE PARIS


                                  By:
                                     -----------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                  BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.


                                  By:    /s/ AMY RICK
                                     -----------------------------------------
                                     Name:   Amy Rick
                                          ------------------------------------
                                     Title:  Vice President
                                           -----------------------------------

                                  By:    /s/ CHRISTINE A. RENARD
                                     -----------------------------------------
                                     Name:   Christine A. Renard
                                          ------------------------------------
                                     Title:  Vice President
                                           -----------------------------------


                                  NATEXIS BANQUE BFCE


                                  By:    /s/ TIMOTHY L. POLVADO
                                     -----------------------------------------
                                     Name:   Timothy L. Polvado
                                          ------------------------------------
                                     Title:  Vice President and Group Manager
                                           -----------------------------------

                                  By:    /s/ N. ERIC DITGES
                                     -----------------------------------------
                                     Name:   N. Eric Ditges
                                          ------------------------------------
                                     Title:  Vice President
                                           -----------------------------------

                                  NEDSHIP BANK N.V. (FORMERLY KNOWN AS
                                   NEDERLANDSE SCHEEPSHYPOTHEEKBANK N.V.)


                                  By:    /s/ JOHN S. OSBORNE, JR.
                                     -----------------------------------------
                                     Name:   John S. Osborne, Jr.
                                          ------------------------------------
                                     Title:  Attorney-In-Fact
                                           -----------------------------------